UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567-7204

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation and Transition Services Agreement with Mr. Feenan

On May 5, 2022, BrightView Holdings, Inc. (the “Company”) announced the retirement of John A. Feenan from his role as the Company’s Executive Vice President and Chief Financial Officer, effective at the close of business on September 30, 2022 (“Transition Date”). In connection with his retirement from those roles, on May 23, 2022, Mr. Feenan entered into a Separation and Transition Services Agreement with the Company (the “Transition Agreement”). Pursuant to the Transition Agreement, Mr. Feenan will be employed full-time as a non-executive employee of the Company during the period beginning on October 1, 2022 and continuing until November 30, 2023 (the “Separation Date”), unless earlier terminated under the Transition Agreement (the “Transition Period”).

The Transition Agreement provides as follows:

•	Beginning November 1, 2022 and continuing until the Separation Date, Mr. Feenan’s annual base salary will be $340,000.
•	For fiscal year 2023, Mr. Feenan will be eligible to earn an annual incentive bonus, subject to terms and conditions of the Company’s annual bonus plan, with a target annual bonus of $255,000.
•	Mr. Feenan will be eligible to receive awards under the Company’s equity incentive plan as determined by the Compensation Committee.
•	Mr. Feenan will continue to be eligible to participate in the employee benefit plans generally available to employees of the Company.

Upon Mr. Feenan’s termination of employment without cause or his voluntary resignation for good reason (as such terms are defined in the Transition Agreement) during the Transition Period, then, subject to his timely execution and non-revocation of a release of claims, he will be eligible to receive:

•	a severance payment equal to his then-current annual base salary, paid in periodic installments until his Separation Date;
•	a pro-rated annual bonus in respect of the fiscal year in which his termination occurs based on actual performance;
•	if his termination occurs after the end of the fiscal year but prior to the time the bonus is paid, he will remain eligible to receive his earned annual bonus for the fiscal year in which his termination occurs; and
•	continuation of COBRA coverage at active employee rates (with the Company paying the remainder of the premium) until the Separation Date.

Under the Transition Agreement, Mr. Feenan agrees to abide by the restrictive covenants contained in his initial employment letter agreement.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Letter Agreement with Mr. Urban

On May 5, 2022, the Company also announced the appointment of Brett Urban as Chief Financial Officer, effective October 1, 2022 (the “Effective Date”). In connection with his appointment as Chief Financial Officer, on May 23, 2022, Mr. Urban entered into an employment letter agreement with BrightView Landscapes, LLC and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Urban will serve as Executive Vice President of the Company in the position of Chief Financial Officer.

The Letter Agreement provides as follows:

•	Mr. Urban’s annual base salary will be $425,000.
•	Mr. Urban will be eligible to earn an annual incentive bonus, subject to terms and conditions of the Company’s annual bonus plan, with a target annual bonus of 60% 0f base salary.
•	Mr. Urban will be eligible to participate in the employee benefit plans generally available to employees of the Company.

Upon Mr. Urban’s termination of employment without cause or voluntary resignation for good reason (as such terms are defined in the Letter Agreement), then, subject to his timely execution and non-revocation of a release of claims, he will be eligible to receive:

•	a severance payment equal to his then-current annual base salary, paid in periodic installments over a period of 12 months;
•	a pro-rated annual bonus in respect of the fiscal year in which his termination occurs based on actual performance;
•	if his termination occurs after the end of the fiscal year but prior to the time the bonus is paid, he will remain eligible to receive his earned annual bonus for the fiscal year in which his termination occurs;
•	continuation of COBRA coverage at active employee rates (with the Company paying the remainder of the premium) for up to 18 months following termination; and
•	outplacement services for 12 months following termination in an amount not to exceed $7,500.

In addition to the severance payments and benefits described above, Mr. Urban’s Letter Agreement also provides that if his employment is terminated without cause or he voluntarily resigns for good reason within the one-year period following a change of control (as defined in the Letter Agreement), he will be entitled to an additional severance payment equal to his target annual bonus for the year of termination.

The Letter Agreement includes additional restrictive covenants, including covenants related to not competing with the Company and not soliciting employees or customers.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

10.1	Separation and Transition Services Agreement, effective as of October 1, 2022, by and between BrightView Holdings, Inc. and John A. Feenan.

10.2	Letter Agreement, effective as of October 1, 2022, by and between BrightView Holdings, Inc. and Brett Urban.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrightView Holdings, Inc.

Date: May 25, 2022	By:	/s/ Jonathan M. Gottsegen
Jonathan M. Gottsegen
Executive Vice President, Chief Legal Officer and Corporate Secretary